Ivy Funds

Supplement dated April 12, 2018 to the

Ivy ProShares Index Funds Prospectus

dated January 31, 2018

as supplemented February 26, 2018

The following replaces the “Portfolio Managers” sections for Ivy ProShares S&P 500 Dividend Aristocrats Index Fund and Ivy ProShares Russell 2000 Dividend Growers Index Fund on pages 6 and 10, respectively:

Portfolio Managers

Michael Neches, Senior Portfolio Manager of ProShare Advisors, has co-managed the Fund since its inception in April 2017, and Devin Sullivan, Portfolio Manager of ProShare Advisors, has co-managed the Fund since April 2018.

The following replaces the first and second paragraphs of the “The Management of the Funds — Portfolio Management” section on page 47:

Ivy ProShares S&P 500 Dividend Aristocrats Index Fund and Ivy ProShares Russell 2000 Dividend Growers Index Fund: Michael Neches and Devin Sullivan are jointly and primarily responsible for the day-to-day management of the Funds. Mr. Neches has held his Fund responsibilities since the inception of each Fund in April 2017. He joined ProShares in 2000, and presently serves as a Senior Portfolio Manager. Mr. Neches oversees a team of specialists responsible for the management of all the company’s geared domestic equity ETFs and mutual funds, as well as several ProShares strategic ETFs. He previously served as the Senior Portfolio Manager responsible for the company’s commodities desk for two years, as a Portfolio Manager and team lead, as an Associate Portfolio Manager and as a Portfolio Analyst. Mr. Neches earned a Bachelor of Science in Finance from the University of Maryland, College Park and an MBA from Georgetown University.

Mr. Sullivan has held his Fund responsibilities since April 2018. He joined ProShares in 2007, and presently serves as a Portfolio Manager for the company’s broad-based domestic equity ETFs and mutual funds. He previously served as Portfolio Manager for the sector-based equity ETFs and mutual funds, as an Associate Portfolio Manager, as a Senior Analyst and as a Portfolio Analyst for a number of the company’s domestic and international equity funds. Mr. Sullivan earned a Bachelor of Science degree in Finance from Boston College.

The following is inserted as a new paragraph for each Fund in the “Additional Information about Principal Investment Strategies, Other Investments and Risks” section beginning on page 28:

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

The following bullet point is inserted as a Non-Principal Risk for each Fund in the “Additional Information about Principal Investment Strategies, Other Investments and Risks” section beginning on page 28:

∎	Securities Lending Risk

The following is inserted immediately following the “Additional Information about Principal Investment Strategies, Other Investments and Risks — Defining Risks — Sector Risk” section on page 42:

Securities Lending Risk — Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If a Fund that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Cash received as collateral for loaned securities may be invested, and such investment is subject to market appreciation or depreciation, with the Fund bearing any loss.

Supplement	Prospectus	1